                                                                    EXHIBIT 99.1

[VERITAS LOGO]                                                              NEWS

VERITAS Software
350 Ellis Street
Mountain View, CA 94043
650.527.8000

FOR IMMEDIATE RELEASE

               VERITAS(R) SOFTWARE REPORTS THIRD QUARTER RESULTS;
                      $340 MILLION REVENUE FOR THE QUARTER

                      Pro forma Earnings Per Share of $0.12

MOUNTAIN VIEW, CALIF. - OCT. 16, 2001 - VERITAS Software Corporation (Nasdaq:
VRTS) today announced financial results for its third quarter ended September 30, 2001. The Company achieved third-quarter revenue of $340 million, compared with revenue of $317 million reported for the third quarter of fiscal 2000. Pro forma net income for the third quarter, excluding purchase accounting adjustments and the loss on strategic investments, was $51 million, compared with $70 million for the same period in the prior year. Diluted pro forma net income per share for the third quarter was $0.12, compared with $0.16 for the same period last year.

For the nine-month period ended September 30, 2001, VERITAS Software had revenue of $1.118 billion, compared with revenue of $837 million, for the same period of fiscal 2000, a 34 percent year-over-year increase. Pro forma net income for the nine-month period ended September 30, 2001, excluding purchase accounting adjustments and the loss on strategic investments, increased to $218 million from $179 million in the prior period. Pro forma diluted net income per share was $0.52, compared with $0.41 for the same period last year.

"The highlight of the quarter for VERITAS Software was the success of our software and services for more than 100 of our customers whom we assisted in the recovery of lost data due to the tragedies at the World Trade Center and the Pentagon," said Gary Bloom, president and chief executive officer, VERITAS Software. "We were also able to produce quarterly revenue growth compared to last year's third quarter and demonstrated solid expense management in spite of the weak economic environment, the immediate revenue impact of the September 11th attacks, and our focus on servicing our existing customers during this critical time."

                                    - more -


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VERITAS Software Q3'01 Earnings Release
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"Our robust product portfolio and clear value proposition for our customers is supporting strong financial results for the business as demonstrated by our cash generation and positive balance sheet," said Ken Lonchar, executive vice president and chief financial officer, VERITAS Software. "VERITAS Software's products and services allow our customers to better utilize their existing resources and protect their data, which have become increasingly important for IT leaders around the world."

For the third quarter, on an as-reported basis with purchase accounting adjustments for acquisitions and the loss on strategic investments, VERITAS Software reported a net loss of $162 million, or $0.40 per share, compared with a net loss of $148 million, or $0.37 per share for the prior period. Purchase accounting amortization amounted to $238 million in the current quarter and $235 million in last year's third quarter. The loss on strategic investments, related to impairments accounted for in the current quarter, amounted to $16 million. The Company's as-reported net loss for the nine-month period ended September 30, 2001 was $447 million, or $1.12 per share, compared with $495 million or $1.24 per share for the same period in the prior year.

The Company includes a financial table with its earnings release: "Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments and the loss on strategic investments.

The Company will hold a conference call on Tuesday, October 16 at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-4910. A live web cast will also be available at www.veritas.com. In addition, a telephonic replay will be available until October 23, 2001 by dialing 719-457-0820, replay code: 575254.

ABOUT VERITAS SOFTWARE

VERITAS Software Corporation, (NASDAQ:VRTS) the storage software company, provides essential storage software solutions that enable customers to protect and access their business-critical data. The company's corporate headquarters is located at 350 Ellis Street, Mountain View, CA 94043. 650-527-8000, fax:
650-527-8050, e-mail: ir@veritas.com, Web site: www.veritas.com.

FOR FURTHER INFORMATION CONTACT:


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VERITAS Software Q3'01 Earnings Release
Page 3 of 6

Investor Relations, VERITAS Software
(650) 527-2508, IR@veritas.com

Julia Glenister, Senior Director, Corporate Communications, VERITAS Software
(650) 527-3826, Julia.glenister@veritas.com

Jean Kondo, Senior Manager Corporate Public Relations, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

This press release may include estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the risk that we may not gain market acceptance of our products and services, the risk of a continued or worsening decline in economic conditions generally and in IT spending specifically, the risk that we may not be able to manage our expenses to adjust to changing market conditions, and the risk that we will not be able to manage our growth, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent report on Form 10-Q on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

VERITAS, VERITAS Software, the VERITAS logo, Business Without Interruption and other product names are trademarks or registered trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.

                         -Financial Statements Attached-

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VERITAS Software Q3'01 Earnings Release
Page 4 of 6

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                      THREE MONTHS ENDED              NINE MONTHS ENDED
                                                         SEPTEMBER 30,                   SEPTEMBER 30,
                                                   ------------------------      --------------------------
                                                      2001          2000            2001            2000
                                                   ---------      ---------      -----------      ---------
NET REVENUE:
  User license fees                                $ 240,014      $ 256,925      $   842,711      $ 686,092
  Services                                           100,217         60,246          275,184        151,155
                                                   ---------      ---------      -----------      ---------
     TOTAL NET REVENUE                               340,231        317,171        1,117,895        837,247

COST OF REVENUE:
  User license fees                                    7,919          9,270           28,298         29,247
  Services                                            33,952         21,707           99,983         60,171
                                                   ---------      ---------      -----------      ---------
     TOTAL COST OF REVENUE                            41,871         30,977          128,281         89,418
                                                   ---------      ---------      -----------      ---------
GROSS PROFIT                                         298,360        286,194          989,614        747,829

OPERATING EXPENSES:
  Selling and marketing                              138,659        116,936          427,180        310,628
  Research and development                            61,636         46,328          177,742        120,646
  General and administrative                          29,687         20,465           84,077         52,971
                                                   ---------      ---------      -----------      ---------
     TOTAL OPERATING EXPENSES                        229,982        183,729          688,999        484,245
                                                   ---------      ---------      -----------      ---------
Income from operations                                68,378        102,465          300,615        263,584
Interest and other income, net                        15,697         15,648           51,537         39,688
Interest expense                                      (7,552)        (8,266)         (21,847)       (23,314)
                                                   ---------      ---------      -----------      ---------
Income before income taxes                            76,523        109,847          330,305        279,958
Provision for income taxes                            26,018         39,545          112,304        100,785
                                                   ---------      ---------      -----------      ---------
PRO FORMA NET INCOME                               $  50,505      $  70,302      $   218,001      $ 179,173
                                                   =========      =========      ===========      =========
PRO FORMA NET INCOME PER SHARE - BASIC             $    0.13      $    0.17      $      0.55      $    0.45
                                                   =========      =========      ===========      =========
PRO FORMA NET INCOME PER SHARE - DILUTED           $    0.12      $    0.16      $      0.52      $    0.41
                                                   =========      =========      ===========      =========
SHARES USED IN PER SHARE CALCULATION - BASIC         400,455        403,613          397,783        399,655
                                                   =========      =========      ===========      =========
SHARES USED IN PER SHARE CALCULATION - DILUTED       416,894        438,541          420,006        437,740
                                                   =========      =========      ===========      =========

The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments and the loss on strategic investments. Purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, in-process research and development costs, acquisition and restructuring costs, and related adjustments for income tax provisions.


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VERITAS Software Q3'01 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                        THREE MONTHS ENDED                NINE MONTHS ENDED
                                                           SEPTEMBER 30,                    SEPTEMBER 30,
                                                     ------------------------      ----------------------------
                                                        2001           2000           2001              2000
                                                     ---------      ---------      -----------      -----------
NET REVENUE:
  User license fees                                  $ 240,014      $ 256,925      $   842,711      $   686,092
  Services                                             100,217         60,246          275,184          151,155
                                                     ---------      ---------      -----------      -----------
     TOTAL NET REVENUE                                 340,231        317,171        1,117,895          837,247

COST OF REVENUE:
  User license fees                                      7,919          9,270           28,298           29,247
  Services                                              33,952         21,707           99,983           60,171
  Amortization of developed technology                  15,791         15,553           47,295           46,501
                                                     ---------      ---------      -----------      -----------
     TOTAL COST OF REVENUE                              57,662         46,530          175,576          135,919
                                                     ---------      ---------      -----------      -----------
GROSS PROFIT                                           282,569        270,641          942,319          701,328

OPERATING EXPENSES:
  Selling and marketing                                138,659        116,936          427,180          310,628
  Research and development                              61,636         46,328          177,742          120,646
  General and administrative                            29,687         20,465           84,077           52,971
  Amortization of goodwill and other intangibles       221,801        219,758          664,770          659,275
  Acquisition and restructuring costs                   (5,000)            --           (5,000)              --
                                                     ---------      ---------      -----------      -----------
     TOTAL OPERATING EXPENSES                          446,783        403,487        1,348,769        1,143,520
                                                     ---------      ---------      -----------      -----------
Loss from operations                                  (164,214)      (132,846)        (406,450)        (442,192)
Interest and other income, net                          15,697         15,648           51,537           39,688
Interest expense                                        (7,552)        (8,266)         (21,847)         (23,314)
Loss on strategic investments                          (16,074)            --          (16,074)              --
                                                     ---------      ---------      -----------      -----------
Loss before income taxes                              (172,143)      (125,464)        (392,834)        (425,818)
Provision for income taxes                             (10,157)        22,642           54,227           69,012
                                                     ---------      ---------      -----------      -----------
NET LOSS                                             $(161,986)     $(148,106)     $  (447,061)     $  (494,830)
                                                     =========      =========      ===========      ===========
NET LOSS PER SHARE - BASIC                           $   (0.40)     $   (0.37)     $     (1.12)     $     (1.24)
                                                     =========      =========      ===========      ===========
NET LOSS PER SHARE - DILUTED                         $   (0.40)     $   (0.37)     $     (1.12)     $     (1.24)
                                                     =========      =========      ===========      ===========
SHARES USED IN PER SHARE CALCULATION - BASIC           400,455        403,613          397,783          399,655
                                                     =========      =========      ===========      ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED         400,455        403,613          397,783          399,655
                                                     =========      =========      ===========      ===========



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VERITAS Software Q3'01 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                   SEPTEMBER 30,   DECEMBER 31,
                                                       2001            2000
                                                   -------------   ------------
                                                    (UNAUDITED)
                                  ASSETS

CURRENT ASSETS:
  Cash and short-term investments                   $1,321,551     $1,119,449
  Accounts receivable, net                             161,338        186,863
  Deferred income taxes                                 38,017         38,017
  Other current assets                                  43,028         38,303
                                                    ----------     ----------
     TOTAL CURRENT ASSETS                            1,563,934      1,382,632

Long-term investments                                  267,119        136,111
Property and equipment                                 225,629        168,389
Goodwill and other intangibles                       1,609,033      2,285,320
Other non-current assets                               100,343        110,382
                                                    ----------     ----------
     TOTAL ASSETS                                   $3,766,058     $4,082,834
                                                    ==========     ==========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                  $   32,902     $   45,250
  Accrued compensation and benefits                     66,774         63,838
  Accrued acquisition and restructuring costs           11,795         44,123
  Other accrued liabilities                             70,578         69,289
  Income taxes payable                                  41,837         34,454
  Deferred revenue                                     225,573        201,001
                                                    ----------     ----------
     TOTAL CURRENT LIABILITIES                         449,459        457,955

NON-CURRENT LIABILITIES:
  Convertible subordinated notes                       440,437        429,176
  Deferred and other income taxes                      167,957        213,132
                                                    ----------     ----------
     TOTAL NON-CURRENT LIABILITIES                     608,394        642,308

Stockholders' equity                                 2,708,205      2,982,571
                                                    ----------     ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $3,766,058     $4,082,834
                                                    ==========     ==========